EXHIBITS

EXHIBIT 10.2
AMENDATORY AGREEMENT

AMENDATORY AGREEMENT dated May 7, 2012, by and between NATIONAL PENN BANK, a national banking association ("Employer"); and DONALD P. WORTHINGTON ("Employee").

BACKGROUND

1.           Employee is presently employed as an executive officer of Employer, pursuant to an employment agreement with Employer dated September 24, 2002, as amended November 18, 2009 (the “Employment Agreement”), which amended and incorporates by reference an employment agreement dated July 1, 2001 (the “Original Employment Agreement”).

2.           Employer and Employee desire to amend various sections of the Employment Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and each intending to be legally bound, Employer and Employee agree as follows:

1.           Background.  The matters set forth in the "Background" section of this Amendatory Agreement are incorporated by reference herein.

2.           Amendment to Term of Agreement Provision.  Section 8 of the Employment Agreement is hereby amended to read in its entirety as follows:

“8.  Effective March 24, 2012, the term of this Agreement is extended by adding one year so that the term shall end on March 24, 2013.”

3.           Amendment to Severance Provision.  Section 7.A. of the Original Employment Agreement is hereby deleted and replaced in its entirety by the following:

“7.A.  Termination Without Cause.  Employer may terminate Employee’s employment at any time without cause (as defined in Section 8 hereof).  In such event, the Employer shall continue to pay the Employee his base salary through March 24, 2013.”

4.           Ratification.  As amended hereby, the Employment Agreement is hereby ratified, confirmed and approved in all respects.

5.           Governing Law.  This Amendatory Agreement shall be governed by and construed in accordance with the domestic internal law of the Commonwealth of Pennsylvania.

IN WITNESS WHEREOF, the parties hereto have executed this Amendatory Agreement as of the date first above written.

NATIONAL PENN BANK

Attest: /s/ H. Anderson Ellsworth	By: /s/ Scott V. Fainor
H. Anderson Ellsworth	Scott V. Fainor
Secretary	President & CEO

Witness: /s/ Wendy S. Sharetts	/s/ Donald P. Worthington
Donald P. Worthington

57